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Broadpoint.Gleacher

The Next Generation Investment Bank

March 3, 2009

Forward Looking Statements

This presentation contains "forward-looking statements." These statements are not historical facts but instead represent the Company's belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company's control. The Company's forward-looking statements are subject to various risks and uncertainties, including the conditions of the securities markets, generally, and acceptance of the Company's services within those markets and other risks and factors identified from time to time in the Company's filings with the Securities and Exchange Commission. It is possible that the Company's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in its forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. The Company does not undertake to update any of its forward-looking statements.

NOTE: This presentation contemplates that the acquisition of Gleacher Partners Inc. will be completed and the Company's name will be changed to Broadpoint.Gleacher. The acquisition is subject to regulatory and other customary closing conditions. There can be no assurance that the transaction will be completed.

Business Objectives

Market Size

Competitive Landscape

Business Profile

Progress to Date

Business Objectives

Industry leading investment bank providing value-added, unconflicted advice and execution to major corporations and investors

Target Revenue	$500 MM
Target Pre-Tax Profit	$100 MM
Target Production / Person	$1 MM
Target Market Capitalization	$1 B

Note: The foregoing "Business Objectives" are goals and objectives that the Company hopes to achieve in the future. We cannot assure you that we will ever achieve these goals and objectives or that we will achieve them within a particular time period. Such goals and objectives are not the Company's projections, do not reflect the pro forma effects of the acquisition of Gleacher Partners Inc., and do not present the Company's expected results after such acquisition or within any specific time frame.

Market Size

Overall market is approximately $150 billion annually with significant market share available

Investment Banking Fees (~$50 B)(1)



Equity Capital Markets $12.8 billion
Advisory Fees $21 billion
Debt Capital Markets $14.2 billion

Secondary Trading Commissions (~$100 B)



Equities(6) $12.5 billion
Agencies(5) $8.2 billion
Mortgages(2) $53.9 billion
Treasuries(4) $21.6 billion
Corporates(3) $9.4 billion

1) Investment Banking fees per Dealogic "2008 IB Strategy Review", Debt Capital Markets excludes revenue from structured products of $838 MM in 2008.
2) Assumes spread of 1/16th on 2008 average daily volume per SIFMA.
3) Assumes spread of 1/4th on 2008 average daily volume per SIFMA.
4) Assumes spread of 1/64th on 2008 average daily volume per SIFMA.
5) Assumes spread of 1/32nd on 2008 average daily volume per SIFMA.
6) Assumes average commission per share of $0.01 on average daily share volume for NYSE and NASDAQ for Q3 '08 per SIFMA.

A Level Playing Field

Credit crisis and resulting bulge bracket issues have reduced the balance sheet as a competitive advantage, leaving strong people and ideas as the key differentiator


Capital / Balance Sheet
People, Ideas and Creativity

Competitive Landscape: Bulge Bracket

- Dramatic reduction in major full service competitors
- Government imposed compensation limits will cause best talent to seek new platforms
- Many major firms are disadvantaged by losses and government restrictions

20 Firms	→	9 Firms	Government Assistance
Bear Stearns Hambrecht & Quist	→	J.P.Morgan	Yes
Merrill Lynch Montgomery Securities Fleet (Robertson Stephens)	→	Bank of America	Yes
Salomon Brothers Smith Barney Schroeders Wertheim	→	citi	Yes
Goldman Sachs	→	Goldman Sachs	Yes
Morgan Stanley Dean Witter	→	Morgan Stanley	Yes
PaineWebber Kidder Peabody Dillon Read Warburg	→	UBS	Yes
First Boston DLJ	→	Credit Suisse	No
Alex.Brown Bankers Trust	→	Deutsche Bank	No
Lehman US	→	Barclays	No

Competitive Landscape: Institutional Boutiques

- Few boutiques offer both advisory and public equity and debt capital raising

	M&A Advisory	Restructuring & Recapitalization	Public Capital Raising
Broadpoint.Gleacher	Yes	Yes	Yes
Evercore Partners	Yes	Yes	No
Greenhill	Yes	Yes	No
Lazard	Yes	Yes	No
Moelis & Company	Yes	Yes	No
Jefferies	Yes	Yes	Yes
PiperJaffray.	Yes	No	Yes
FBR Capital Markets	Yes	No	Yes
Thomas Weisel Partners	Yes	No	Yes (Equity Only)
Cowen and Company	Yes	No	Yes (Equity Only)

Business Profile

Products	Clients	Culture	Economics
Distribution Driven Secondary Sales & Trading ▪ Equity ▪ High Yield Debt ▪ Investment Grade Debt ▪ Bank Debt ▪ Distressed Debt ▪ Convertible Debt ▪ MBS / ABS **Advisory** ▪ Mergers & Acquisitions ▪ Recap & Restructuring ▪ Structured Products Valuation **Capital Raising** ▪ Equity ▪ High Yield Debt ▪ Investment Grade Debt ▪ Bank Debt ▪ Asset Backed Debt ▪ Convertible Debt	**Institutional Investors** ▪ Mutual Funds ▪ Hedge Funds ▪ Investment Advisors ▪ Insurance Companies ▪ Pension Funds **Major Corporations**	▪ Customer aligned to provide unconflicted advice to companies and investors ▪ Employee founder leadership ▪ Unlimited, variable, performance based compensation ▪ Employee ownership ▪ Public company transparency	▪ Variable compensation ▪ Variable non-compensation ▪ Low leverage ▪ Individual business unit profitability (no subsidization)

Progress to Date

Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009
Closed $50 MM Matlinpatterson Equity Investment	Increased Capital to Broadpoint DESCAP	Hired Fixed Income Group from BNY Capital Markets	Added Investment Grade Fixed Income Group	Announced Acquisition of Amtech Research	Closed Acquisition of Amtech Research	Launched Repo Desk & Expanded Structured Products Team
Granted Equity Ownership To 24 Employee Partners	Announced Administrative Restructuring & Outsourcing Plan	Formed Recap and Restructuring Group	Hired, Bob Meier, Head of Equity Capital Markets	Hired Lex Malas, Head of Debt Origination	Achieved Profitability, Net Revenues Up 378% Y/Y	**Announced Acquisition of Gleacher Partners**
Renamed and Re-branded the Firm, Broadpoint Securities Group, Inc.		Announced $20 MM Equity Investment from Mast Capital and Employees	Closed $25 MM Private Placement of Preferred Stock from MAST Capital	Expanded Investment Grade Senior Sales Team		
Completed Sale of Municipal Division		Hired Rob Turner, CFO				

Progress to Date

- Broadpoint has significantly increased total and client facing headcount while reducing support staff

	9/30/07				1/31/09	
	Count	%	Adds	Terms	Count	%
Client Facing	86	*51%*	157	(60)	183	*74%*
Support	81	*49%*	86	(102)	65	*26%*
Total	167	*100%*	243	(162)	248	*100%*

Progress to Date

Annualized Revenues ($MM) (1)



$250
$200
$150
$100
$50
$0
$35
$202
Q3 '07
Q4 '08

Revenue / Employee ($000's) (1)



$900
$750
$600
$450
$300
$150
$0
$208
$842
Q3 '07
Q4 '08

Capital & Long Term Funding ($MM) (2)



$150
$125
$100
$75
$50
$25
$0
$47
$124
Pre Recap
Q4 '08

Market Capitalization ($MM) (3)



$250
$200
$150
$100
$50
$0
$25
$237
Pre Recap
Q4 '08

1)Annualized revenues for the period per 9/30/07 10-Q and 12/31/08 earnings release. Headcount as of end of period per Management.
2)Pre Recap reflects stockholders equity and subordinated debt per 6/30/07 10-Q. Q4 '08 reflects stockholders equity, preferred stock and subordinated debt per 12/31/08 earnings release.
3)Pre Recap reflects shares out per 6/30/07 10-Q multiplied by stock price on 9/21/07. Q4 '08 reflects shares out per 9/30/08 10-Q and price at 12/31/08.

Progress to Date

- Broadpoint productivity per employee ranks second amongst public peers

$ in thousands

Broadpoint Net Revenue / Employee (1)	**$842**
	LTM Net Revenue / Employee (2)
M&A Boutiques	
Evercore	$813
Greenhill	1,737
Lazard	712
Average	**1,087**
Mid-Cap Institutional Focused	
Cowen	$457
FBR Capital Markets	400
Jefferies Group	507
JMP Group	361
Piper Jaffray Companies	350
Thomas Weisel Partners	427
Average	**417**
Group Average	**$640**

1) Broadpoint figure equal to Q4 annualized net revenues divided by employees at the end of the period.
2) Peer group figures per KBW published research 2/10/09.

Progress to Date

- **Ranking on market cap basis has improved dramatically amongst independent investment bank peers**
- **Best performing stock amongst group over period**
- **One of only six firms to generate positive net income in Q4 2008**

Rank	Company	9/30/07 Market Cap	Company	12/31/08 Market Cap	Company	% Change Stock Price (1)	Company	Q4 '08 Net Income
1	Raymond James	$3,928	Jefferies Group	$2,298	Broadpoint	74.7%	Raymond James	$49.1
2	Jefferies Group	3,502	Raymond James	2,061	Stifel Financial	18.9%	Lazard	38.0
3	Lazard	2,181	Lazard	2,058	Greenhill & Co.	14.3%	Stifel Financial	17.8
4	Greenhill & Co.	1,684	Greenhill & Co.	1,949	SWS Group	7.1%	Greenhill & Co.	12.5
5	Piper Jaffray	991	Stifel Financial	1,176	Keefe Bruyette & Woods	(20.1%)	SWS Group	9.0
6	Canaccord Capital	908	Keefe Bruyette & Woods	764	Piper Jaffray	(25.8%)	Broadpoint	1.8
7	Evercore Partners	901	Piper Jaffray	751	Lazard	(29.9%)	Oppenheimer Holdings	(3.8)
8	Stifel Financial	870	SWS Group	520	JMP Group	(40.8%)	Evercore Partners	(5.3)
9	FBR Capital Markets	863	Evercore Partners	425	Sanders Morris Harris	(41.0%)	JMP Group	(6.6)
10	Keefe Bruyette & Woods	843	FBR Capital Markets	298	Raymond James	(48.0%)	Cowen Group	(10.4)
11	Oppenheimer Holdings	551	Broadpoint	237	Jefferies Group	(49.5%)	Thomas Weisel Partners	(21.5)
12	SWS Group	490	Canaccord Capital	221	Evercore Partners	(52.5%)	Keefe Bruyette & Woods	(22.1)
13	Thomas Weisel Partners	372	Sanders Morris Harris	168	Cowen Group	(54.0%)	Canaccord Capital (2)	(51.6)
14	Ladenburg Thalmann	315	Oppenheimer Holdings	167	FBR Capital Markets	(62.7%)	FBR Capital Markets	(130.0)
15	Sanders Morris Harris	251	Thomas Weisel Partners	145	Ladenburg Thalmann	(63.3%)	Piper Jaffray	(153.3)
16	Cowen Group	221	Ladenburg Thalmann	124	Thomas Weisel Partners	(67.5%)	Jefferies Group	(442.5)
17	JMP Group	207	JMP Group	110	Oppenheimer Holdings	(69.0%)	Ladenburg Thalmann	NA
18	Broadpoint	92	Cowen Group	91	Canaccord Capital	(78.7%)	Sanders Morris Harris	NA

Note: Dollars in millions.
Source: Capital IQ, Company filings and earnings releases.
1) Stock price change from 9/30/07 to 12/31/08.
2) Canaccord Capital net income adjusted based on 1.21:1 CAD:US exchange rate.

Broadpoint.Gleacher